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                                                                 EXHIBIT 23

                      Consent of Independent Accountants
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-46051) of our report dated June 26, 1995, included in the Annual Report of The Knoll Group Retirement Savings Plan on Form 11-K for the year ended December 31, 1994.


/s/ BDO Seidman
801 West Norton Avenue
Muskegon, Michigan


June 28, 1995